SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): October 20, 2003

INTEGRA BANK CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 S. E. Third Street
P. O. Box 868
Evansville, Indiana 47705-0868
(Address of principal executive offices) (Zip Code)

     Registrant’s telephone number, including area code: (812) 464-9677

Not Applicable
(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
INDEX TO EXHIBITS
Earnings Release

ITEM 9. REGULATION FD DISCLOSURE

Results of Operations and Financial Condition

     On October 20, 2003, Integra Bank Corporation (the “Corporation”) reported its results of operations for the quarter ended September 30, 2003. The Corporation’s earnings release for the quarter is attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The attached Exhibit is furnished pursuant to Item 9 and Item 12 of Form 8-K.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 20, 2003

INTEGRA BANK CORPORATION

By:	/s/ Charles A. Caswell

Charles A. Caswell Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99(a)	Earnings Release — Quarter Ended September 30, 2003.

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